UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2025

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13057	13-2622036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 318-7000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $.01 par value	RL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on July 31, 2025.

(b)	The stockholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2026 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2026; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Each person duly elected as a director received the number of votes indicated beside his or her name below. Class A directors are elected by the holders of Class A Common Stock and Class B directors are elected by holders of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented for the consideration of our stockholders. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share.

1.	Election of Directors:

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Angela Ahrendts	18,215,664	12,935,186	3,251,514
Linda Findley	30,074,559	1,076,291	3,251,514
Darren Walker	20,194,315	10,956,535	3,251,514

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	218,812,760	0	0
Patrice Louvet	218,812,760	0	0
David Lauren	218,812,760	0	0
Frank A. Bennack, Jr.	218,812,760	0	0
Debra Cupp	218,812,760	0	0
Michael A. George	218,812,760	0	0
Valerie Jarrett	218,812,760	0	0
Wei Zhang	218,812,760	0	0

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2026.

Number of Votes For	Number of Votes Against	Abstentions
252,357,967	795,328	61,829

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
247,955,843	1,948,892	58,875	3,251,514

(c)  Not applicable.

(d)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: August 4, 2025	By:	/s/ Justin M. Picicci
		Name:	Justin M. Picicci
		Title:	Chief Financial Officer